================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: SEPTEMBER 14, 2005


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                         1-10235              36-3555336
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


================================================================================

ITEM 8.01.    OTHER EVENTS.

     On September 14, 2005, IDEX Corporation issued a press release announcing the appointment of Heath Mitts as Vice President - Corporate Finance. A copy of this press release is included below.



                      IDEX CORPORATION APPOINTS HEATH MITTS
                      AS VICE PRESIDENT - CORPORATE FINANCE

NORTHBROOK, IL, SEPTEMBER 14, 2005- IDEX CORPORATION (NYSE: IEX) today announced that Heath A. Mitts has been hired for the position of vice president-corporate finance, reporting to IDEX's chief financial officer, Dominic Romeo. It is anticipated that his formal appointment will take place at the next regularly scheduled Board meeting.

Commenting on the appointment, Romeo said, "Heath brings to IDEX terrific financial leadership skills that will be particularly instrumental as we continue to pursue our global growth strategies. His primary areas of responsibility will include financial planning and analysis, working capital improvement initiatives, cash flow utilization, acquisition support and risk management."

Prior to IDEX, Mitts worked for four years with PerkinElmer, Inc., most recently as chief financial officer of PerkinElmer Asia based in Singapore. In this role, he was the lead financial executive for 16 locations in 12 countries representing more than $350 million in annual revenue. Prior to PerkinElmer, Mitts worked for Honeywell International (formerly Allied Signal) as Finance Director of a $980 million aerospace avionics business. He holds a bachelors degree in business administration and finance from Southern Methodist University and an MBA in corporate finance from Penn State University.

ABOUT IDEX
IDEX Corporation is the world leader in fluid-handling technologies for positive displacement pumps, dispensing equipment for color formulation, and other highly engineered products including fire suppression equipment, rescue tools, and engineered band clamping systems. Its products are sold in niche markets to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IDEX CORPORATION

                                    /s/ Dominic A. Romeo
                                    ------------------------------------
                                    Dominic A. Romeo
                                    Vice President and Chief Financial Officer


September 16, 2005